JPMORGAN U.S. EQUITY FUNDS

JPMorgan Multi-Cap Market Neutral Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated December 12, 2013

to the Statement of Additional Information, dated November 1, 2013

Effective immediately, the below replaces the paragraph in the “Limitations on the Use of Futures” section under “ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES” in Part I of the Statement of Additional Information:

In addition, none of the JPMT II Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund’s total assets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-MCMN-1213